united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-631-490-4300

Date of fiscal year end: 10/31

Date of reporting period: 10/31/22

ITEM 1. REPORTS TO SHAREHOLDERS.

Anfield Universal Fixed Income Fund

Class A Shares	(AFLEX)
Class C Shares	(AFLKX)
Class I Shares	(AFLIX)

October 31, 2022

Annual Report

Advised by:
Anfield Capital Management, LLC
4041 MacArthur Blvd.
Suite 155
Newport Beach, CA 92660
www.AnfieldFunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Annual Letter to Shareholders of the Anfield Universal Fixed Income Fund (AFLIX)

November 2022

Dear Shareholder,

On behalf of the entire staff at Anfield Capital Management, we would like to thank you for your continued support. We are honored you have placed your trust in us, and we will continue to work diligently to meet our fiduciary responsibilities to you, the shareholder. Following this letter, you will find the Annual Report for the Anfield Universal Fixed Income Fund (“AFLIX” or “the Fund”) covering the Fund’s annual period ended October 31, 2022.

For the 12-month period ending October 31st, 2022

Global bonds (Bloomberg Global Aggregate Bond Index) and US bonds (Bloomberg US Aggregate Bond Index) have experienced one of the worst years on record going back to said indices inceptions. Relative to AFLIX, the Bloomberg Global Aggregate and the Bloomberg US Aggregate suffered from a higher duration profile which resulted in more pronounced price declines in the current rising interest rate environment. Relative to the fund’s stated benchmark, the ICE BofA US Dollar Libor 3 Mo. Constant Maturity Index, which returned 0.64% over the 12-month period ending October 31st, 2022, AFLIX underperformed due largely to the Fund’s credit spread risk during a rising interest rate environment. For the annual period ended October 31st, 2022, the Bloomberg Global Aggregate Bond Index is down 20.79% and the Bloomberg US Aggregate Bond Index is down 15.68%. AFLIX (Class I shares) is down 7.54% over the same period, significantly outperforming both the US and global aggregate indices. Our outperformance was primarily driven by our lower duration positioning, as well as our preference for floating rate instruments.

Regarding portfolio positioning, we favor the front-end of the yield curve as we not do not believe bondholders are generally being compensated to extend further out and take on additional risk. Compensation beyond 2-3 years requires on boarding more risk than we feel prudent unless it is a special circumstance. For sector weighting, the Fund continues to overweight corporate bonds and collateralized loan obligations (CLOs), emphasizing all grade yield enhancing corporate credits with what we see as strong cash positions and improving fundamentals. The Fund is currently underweight to Agency mortgage-backed securities (MBS) and Government Debt.

Fixed Income has not been the safe haven investors often expect during the period, and we believe more struggles could be coming as global central banks, including the US Federal Reserve, continue to tighten monetary policy to combat decades high inflation. The federal funds rate currently stands at 3.75%-4.00% at the time of this writing after rate hikes at six straight Fed meetings. Until CPI reports begin to show a meaningful decline in inflation, we expect no easing of the Fed’s tightening cycle. The continually evolving fixed income market highlights the importance of active and selective security selection in AFLIX, and while the possible recession dominates the news cycle, Anfield Capital’s emphasis on quality, detail-oriented analysis, and research gives us the confidence to make informed decisions.

Looking ahead, we are anticipating two additional rate hikes in 2022, followed by an additional two in 2023, placing the monetary environment to a more tightened stance. Given this, we expect the 10-Year treasury yield to end the year slightly higher, and the yield curve to remain flat to inverted. We anticipate credit spread will remain stable to slightly narrower, with heightened volatility risk due to event driven spikes.

David Young, CFA
CEO & Founder

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

4198-NLD-11152022

Anfield Universal Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2022

Average Annual Total Return through October 31, 2022*, as compared to its benchmark:

	1 Year	5 Year	Since Inception(a)
Class A	-7.54%	-0.65%	0.90%
Class A with 5.75% load	-12.88%	-1.81%	0.26%
Class C	-8.15%	-1.37%	0.14%
Class I	-7.28%	-0.37%	1.15%
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index(b)	0.64%	1.34%	0.95%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Adviser has contractually agreed to waive fees and/or reimburse expenses to the Fund until at least March 1, 2023 so that the total annual operating expenses (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) of the Fund do not exceed 1.75%, 2.50%, and 1.50% for Class A, Class C, and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements by the adviser are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits, as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Without waiver or reimbursement the gross expenses and fees of the Fund are 1.54%, 2.29% and 1.29% for Class A, Class C, and Class I shares, respectively, per the most recent prospectus dated March 1, 2022. The expense limits in effect prior to their expiration on March 1, 2021 were 1.50%, 2.25% and 1.25% for Class A, Class C and Class I shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-866-866-4848.

(a)	Anfield Universal Fixed Income Fund commenced investment operations on June 28, 2013.

(b)	The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Comparison of the Change in Value of a $100,000 Investment

Anfield Universal Fixed Income Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
October 31, 2022

Top Allocations	% of Net Assets
Asset Backed Securities - CLO	22.9%
Collateralized Mortgage Obligations	11.9%
Corporate Bonds - Banking	9.7%
Open End Funds - Fixed Income	7.3%
Corporate Bonds - Automotive	6.0%
Term Loans - Transportation & Logistics	3.6%
Corporate Bonds - Specialty Finance	3.5%
Corporate Bonds - Asset Management	3.2%
Corporate Bonds - Transportation & Logistics	3.1%
Corporate Bonds - Real Estate Investment Trusts	2.9%
Other	25.3%
Other Assets in Excess of Liabilities	0.6%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS
October 31, 2022

Shares		Fair Value
	CLOSED END FUNDS — 0.2%
	FIXED INCOME - 0.2%
17,990	BlackRock Floating Rate Income Strategies Fund, Inc.	$204,726

	TOTAL CLOSED END FUNDS (Cost $253,904)	204,726

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 0.3%
	FIXED INCOME - 0.3%
16,900	Invesco Senior Loan ETF	350,168

	TOTAL EXCHANGE-TRADED FUNDS (Cost $420,719)	350,168

Shares		Fair Value
	OPEN END FUNDS — 7.3%
	FIXED INCOME - 7.3%
395,928	Fidelity Advisor Floating Rate High Income Fund	3,547,519
575,564	Vanguard High-Yield Corporate Fund, Admiral Class	2,929,619
157,956	Vanguard Short-Term Investment Grade Fund, Admiral Class	1,546,391
		8,023,529

	TOTAL OPEN END FUNDS (Cost $8,885,057)	8,023,529

Shares		Spread	Coupon Rate (%)	Fair Value
	PREFERRED STOCKS — 1.1%

	BANKING — 1.1%
40,000	Citigroup, Inc. Series J	US0003M + 4.040%	1.7813	998,400
7,400	Citigroup, Inc. Series K	US0003M + 4.130%	1.7188	186,776
				1,185,176
	TOTAL PREFERRED STOCKS (Cost $1,342,770)			1,185,176

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 25.0%
	CLO — 22.9%
1,000,000	AMMC CLO XI Ltd. Series 2012-11A CR2(a),(b)	US0003M + 1.900%	6.3150	04/30/31	$932,250
2,000,000	Cathedral Lake CLO 2013-1A Ltd. BR(a),(b)	US0003M + 2.300%	6.3790	10/15/29	1,866,006
500,500	Crown Point CLO IV Ltd. Series 2018-4A B(a),(b)	US0003M + 1.500%	5.7430	04/20/31	482,753
1,000,000	Denali Capital CLO XI Ltd. Series 2015-1A DR(a),(b)	US0003M + 5.610%	9.8530	10/20/28	880,331
1,000,000	Dryden 55 CLO Ltd. Series 2018-55A D(a),(b)	US0003M + 2.850%	6.9290	04/15/31	874,180
1,000,000	Halcyon Loan Advisors Funding 2015-1A CR Ltd. CR(a),(b)	US0003M + 2.000%	6.2430	04/20/27	988,248
1,534,461	Halcyon Loan Advisors Funding 2015-2A E Ltd. E(a),(b),(c)	US0003M + 5.700%	10.0580	07/25/27	780,778
2,133,284	Halcyon Loan Advisors Funding 2015-3A D Ltd. D(a),(b),(c)	US0003M + 5.950%	10.1440	10/18/27	1,175,810
2,400,000	Man GLG US CLO Series 2018-1A BR(a),(b)	US0003M + 1.970%	6.2130	04/22/30	2,232,658
1,500,000	Mountain View CLO IX Ltd. Series 2015-9A CR(a),(b)	US0003M + 3.120%	7.1990	07/15/31	1,200,000
2,000,000	Sound Point CLO II Ltd. Series 2013-1A A3R(a),(b)	US0003M + 1.850%	6.1770	01/26/31	1,825,474
2,500,000	Sound Point CLO II Ltd. Series 2013-1A B1R(a),(b)	US0003M + 2.700%	7.0270	01/26/31	2,194,580
520,000	Steele Creek CLO 2014-1RA Ltd. B(a),(b)	US0003M + 1.500%	5.7780	04/21/31	500,753
2,025,000	Steele Creek CLO 2014-1RA Ltd. D(a),(b)	US0003M + 2.800%	7.0780	04/21/31	1,675,688
1,000,000	Venture XV CLO Ltd. Series 2013-15A DR2(a),(b)	US0003M + 3.920%	7.9990	07/15/32	856,568
2,750,000	Voya CLO 2018-1 Ltd. C(a),(b)	US0003M + 2.600%	6.8270	04/19/31	2,339,806
1,350,000	Webster Park CLO Ltd. Series 2015-1A DR(a),(b)	US0003M + 5.500%	9.7430	07/20/30	1,106,769
1,380,000	Zais CLO 5 Ltd. Series 2016-2A A2(a),(b)	US0003M + 2.400%	6.4790	10/15/28	1,374,785
2,000,000	Zais Matrix CDO I Series 2022-18A D1(a),(b)	TSFR3M + 4.670%	8.7300	01/25/35	1,757,922
					25,045,359
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
142,839	Alternative Loan Trust 2004-35T2 A4(d)		6.0000	02/25/35	21,886
4,555	Banc of America Mortgage 2004-A Trust 2A4(b)		2.6340	02/25/34	4,428
8,216,433	BCAP, LLC Trust 2007-AA2 21IO(b),(d)		0.4140	04/25/37	92,598
7,886	Bear Stearns ARM Trust 2003-4 3A1(b)		3.4080	07/25/33	7,418
8,176	Bear Stearns Asset Backed Securities Trust 2003-AC5 A2(e)		5.5000	10/25/33	7,927
4,767	Chase Mortgage Finance Trust Series 2007-A1 7A1(b)		3.7250	02/25/37	4,669
25,649	CHL Mortgage Pass-Through Trust 2004-7 3A1(b)		3.1640	05/25/34	23,975
9,555	Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-1 A2(a)		6.0000	09/25/33	6,447
3,408	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2004-4 7AR2(b)	US0001M + 0.450%	4.0360	06/25/34	3,091
153,225	GSR Mortgage Loan Trust 2004-2F 7A2(b),(d)	US0001M + 7.650%	4.0640	01/25/34	4,023
8,650	GSR Mortgage Loan Trust 2004-6F 2A6		5.5000	05/25/34	8,126
22,945	Impac CMB Trust Series 2004-4 1M3(b)	US0001M + 0.900%	4.4860	09/25/34	22,254

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 25.0% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5% (Continued)
4,754	Impac CMB Trust Series 2004-5 1A3(b)	US0001M + 0.920%	4.5060	10/25/34	$4,593
32,512	Impac CMB Trust Series 2004-6 M1(b)	US0001M + 0.825%	4.4110	10/25/34	30,568
30,590	JP Morgan Mortgage Trust 2005-A1 3A5(b)		3.3070	02/25/35	28,101
14,252	MASTR Alternative Loan Trust 2003-7 6A1		6.5000	12/25/33	13,581
543,670	MASTR Alternative Loan Trust 2007-HF1 4AX(d)		7.0000	10/25/47	118,872
9,769	Morgan Stanley Mortgage Loan Trust 2004-10AR 4A(b)		4.1320	11/25/34	8,846
6,642	Morgan Stanley Mortgage Loan Trust 2004-7AR 2A6(b)		3.6450	09/25/34	6,499
3,699	Structured Asset Securities Corporation 1995-2B 2A(b)		3.1000	09/25/26	3,639
6,090,046	Vendee Mortgage Trust 2011-2 IO(b),(d)		0.3570	10/15/41	68,654
65,788	Wilshire Funding Corporation Series 1997-WFC1 M3(b)		7.2500	08/25/27	62,029
					552,224
	HOME EQUITY — 0.9%
46,161	Aames Mortgage Trust 2001 1 Mortgage Pass Through Certs Series 2001-1 M2(e)		8.0880	06/25/31	44,670
24,227	AFC Trust Series 2000-1 1A(b)	US0001M + 0.730%	4.3160	03/25/30	20,722
430	Ameriquest Mortgage Securities Asset-Backed Pass-Through Ctfs Series 2003-11 AF6(e)		5.2260	12/25/33	421
40,242	Asset Backed Securities Corporation Home Equity Loan Trust Series 2003-HE6 M2(b)	US0001M + 2.475%	6.0610	11/25/33	39,686
135,000	Bear Stearns Asset Backed Securities I Trust 2004-BO1 M9B(b)	US0001M + 6.000%	9.5860	10/25/34	131,039
92,498	Bear Stearns Asset Backed Securities I Trust 2004-FR3 M3(b)	US0001M + 2.100%	5.6860	09/25/34	86,947
55,595	Bear Stearns Asset Backed Securities I Trust 2004-HE7 M4(b)	US0001M + 2.700%	6.2860	08/25/34	49,591
15,591	Bear Stearns Asset Backed Securities Trust 2003-ABF1 A(b)	US0001M + 0.740%	4.3260	01/25/34	14,359
155,469	CDC Mortgage Capital Trust 2004-HE1 M2(b)	US0001M + 1.800%	5.3860	06/25/34	154,642
155,373	CDC Mortgage Capital Trust 2004-HE3 M2(b)	US0001M + 1.800%	5.3860	11/25/34	148,847
39,207	Credit Suisse First Boston Mortgage Securities Corporation Series 2001-HE8 A1(e)		6.9900	02/25/31	37,467
9,380	GSAA Trust Series 2005-1 M1(e)		5.2950	11/25/34	9,270
3,845	Meritage Mortgage Loan Trust 2003-1 M2(b)	US0001M + 2.325%	5.9110	11/25/33	3,609
28,884	Meritage Mortgage Loan Trust 2003-1 M3(b)	US0001M + 2.700%	6.2860	11/25/33	27,284
19,328	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1 M2(b)	US0001M + 2.175%	5.7610	07/25/34	15,517
39,240	New Century Home Equity Loan Trust Series 2003-A M1(a),(b)	US0001M + 1.125%	3.7890	10/25/33	38,083
1,843	NovaStar Mortgage Funding Trust Series 2004-1 M5(b)	US0001M + 1.575%	5.1610	06/25/34	1,737
13,073	Option One Mortgage Loan Trust 2003-5 A2(b)	US0001M + 0.640%	4.2260	08/25/33	12,620
76,674	RASC Series 2003-KS4 Trust MI1(e)		4.6100	06/25/33	73,646
13,513	Saxon Asset Securities Trust 2003-3 M2(b)	US0001M + 2.400%	3.8340	12/25/33	12,066

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 25.0% (Continued)
	HOME EQUITY — 0.9% (Continued)
97,135	Terwin Mortgage Trust Series TMTS 2003-2HE M2(b)	US0001M + 3.225%	6.8110	07/25/34	$96,044
					1,018,267
	MANUFACTURED HOUSING — 0.0%(f)
8,285	Conseco Finance Corporation Series 1997-1 M1(b)		7.2200	03/15/28	8,302

	RESIDENTIAL MORTGAGE — 0.7%
62,815	Countrywide Asset-Backed Certificates Series 2004-3 3A4(b)	US0001M + 0.500%	4.0860	08/25/34	62,059
87,399	Credit-Based Asset Servicing and Securitization, LLC Series 2004-CB3 B1(b)	US0001M + 2.775%	3.5780	03/25/34	89,295
133,167	Credit-Based Asset Servicing and Securitization, LLC Series 2004-CB6 M2(b)	US0001M + 1.725%	4.3700	07/25/35	129,811
31,524	CWABS, Inc. Asset-Backed Certificates Trust 2004-6 2A4(b)	US0001M + 0.900%	4.4860	11/25/34	29,842
21,837	CWABS, Inc. Asset-Backed Certificates Trust 2004-6 Series 2A3 2A3(b)	US0001M + 1.200%	4.7860	11/25/34	20,951
17,415	Equity One Mortgage Pass-Through Trust 2002-5 M1(e)		5.8030	11/25/32	16,352
92,057	Finance America Mortgage Loan Trust 2004-2 M3(b)	US0001M + 0.975%	4.5610	08/25/34	81,676
17,678	First Franklin Mortgage Loan Trust 2002-FF1 1A2(b)	US0001M + 1.125%	4.2530	04/25/32	17,325
21,669	Long Beach Mortgage Loan Trust 2003-2 M2(b)	US0001M + 2.850%	6.4360	06/25/33	21,501
66,867	Morgan Stanley A.B.S Capital I, Inc. Trust 2004-NC7 M4(b)	US0001M + 1.725%	5.3110	07/25/34	64,718
109,279	Structured Asset Securities Corporation 2005-WF1 M7(b)	US0001M + 1.905%	5.4910	02/25/35	102,582
143,305	Structured Asset Securities Corporation 2005-WF1 M8(b)	US0001M + 2.055%	5.6410	02/25/35	130,942
					767,054
	TOTAL ASSET BACKED SECURITIES (Cost $31,606,205)				27,391,206

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.9%
400,240	Fannie Mae Interest Strip Series 384 2(d)		4.5000	07/25/37	57,737
1,264,456	Fannie Mae Interest Strip Series 407 40(d)		6.0000	01/25/38	265,528
301,748	Fannie Mae Interest Strip Series 418 141(b),(d)		5.5000	05/25/39	54,754
357,400	Fannie Mae Interest Strip Series 418 147(b),(d)		6.0000	05/25/39	67,922
131,173	Fannie Mae Interest Strip Series 409 80(b),(d)		4.5000	11/25/39	30,266
568,979	Fannie Mae Interest Strip Series 408 9(b),(d)		4.5000	10/25/40	115,892
367,392	Fannie Mae Interest Strip Series 409 83(b),(d)		4.5000	11/25/40	64,733
1,456,109	Fannie Mae Interest Strip Series 406 15(d)		5.0000	12/25/40	357,264

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.9% (Continued)
239,244	Fannie Mae Interest Strip Series 409 C13(d)		3.5000	11/25/41	$37,931
167,784	Fannie Mae Interest Strip Series 409 64(b),(d)		4.0000	11/25/41	29,045
205,312	Fannie Mae Interest Strip Series 413 126(b),(d)		4.0000	07/25/42	34,900
455,888	Fannie Mae Interest Strip Series 413 155(b),(d)		4.5000	07/25/42	91,413
210,747	Fannie Mae Interest Strip Series 413 177(b),(d)		4.5000	07/25/42	40,718
1,110,054	Fannie Mae Interest Strip Series 417 C24(d)		3.5000	12/25/42	148,529
448,331	Fannie Mae Interest Strip Series 419 C3(d)		3.0000	11/25/43	66,377
609,850	Fannie Mae Interest Strip Series 426 292(b),(d)		3.5000	08/25/51	102,644
648,337	Fannie Mae REMICS Series 2006-109 SG(b),(d)	US0001M + 6.630%	3.0440	11/25/36	47,180
291,253	Fannie Mae REMICS Series 2007-39 AI(b),(d)	US0001M + 6.120%	2.5340	05/25/37	18,553
201,584	Fannie Mae REMICS Series 2007-92 SK(b),(d)	US0001M + 6.450%	2.8640	09/25/37	18,871
213,683	Fannie Mae REMICS Series 2007-112 SA(b),(d)	US0001M + 6.450%	2.8640	12/25/37	20,558
203,572	Fannie Mae REMICS Series 2009-31 PI(d)		5.0000	11/25/38	16,286
561,493	Fannie Mae REMICS Series 2009-101 MI(d)		6.0000	12/25/39	82,486
579,166	Fannie Mae REMICS Series 2009-113 XI(b),(d)		5.0000	01/25/40	112,859
820,894	Fannie Mae REMICS Series 2010-150 SP(b),(d)	US0001M + 6.600%	3.0140	10/25/40	70,733
146,318	Fannie Mae REMICS Series 2017-50 BI(d)		4.0000	04/25/41	863
287,061	Fannie Mae REMICS Series 2017-47 AI(d)		4.0000	10/25/41	7,829
2,399,435	Fannie Mae REMICS Series 2011-149 MS(b),(d)	US0001M + 6.000%	2.4140	11/25/41	93,027
167,058	Fannie Mae REMICS Series 2012-84 KI(b),(d)	US0001M + 6.000%	6.0000	08/25/42	28,107
199,410	Fannie Mae REMICS Series 2013-10 SJ(b),(d)	US0001M + 6.150%	2.5640	02/25/43	15,052
610,945	Fannie Mae REMICS Series 2014-68 IB(d)		4.5000	02/25/43	71,237
214,397	Fannie Mae REMICS Series 2015-16 IN(d)		4.5000	09/25/43	13,109
1,406,910	Fannie Mae REMICS Series 2013-103 JS(b),(d)	US0001M + 6.000%	2.4140	10/25/43	108,802
57,242	Fannie Mae REMICS Series 2017-40 MI(d)		3.5000	12/25/44	157
179,634	Fannie Mae REMICS Series 2015-22 BS(b),(d)	US0001M + 6.150%	4.5980	04/25/45	17,590
8,551,955	Fannie Mae REMICS Series 2015-40 LT(b),(d)	US0001M + 6.200%	0.0300	06/25/45	14,793
2,738,777	Fannie Mae REMICS Series 2015-34 HI(d)		6.0000	06/25/45	691,906
75,346	Fannie Mae REMICS Series 2017-48 QI(d)		3.5000	11/25/45	347
92,785	Fannie Mae REMICS Series 2017-78 KI(d)		3.5000	10/25/47	6,036
134,717	Fannie Mae REMICS Series 2018-37 CI(d)		4.0000	10/25/47	10,950
1,333,527	Fannie Mae REMICS Series 2017-97 SW(b),(d)	US0001M + 6.200%	2.6140	12/25/47	128,883
370,561	Fannie Mae REMICS Series 2017-99 DI(d)		3.5000	12/25/47	50,770
208,308	Fannie Mae REMICS Series 2018-2 LI(d)		3.5000	12/25/47	22,850

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.9% (Continued)
382,546	Fannie Mae REMICS Series 2018-31 IO(d)		4.5000	12/25/47	$67,818
1,244,437	Fannie Mae REMICS Series 2018-16 MI(d)		4.0000	03/25/48	252,467
312,692	Fannie Mae REMICS Series 2018-35 KI(d)		4.0000	05/25/48	56,130
265,206	Fannie Mae REMICS Series 2018-34 CI(d)		4.0000	05/25/48	47,759
1,509,129	Fannie Mae REMICS Series 2018-54 SA(b),(d)	US0001M + 6.250%	2.6640	08/25/48	120,801
537,047	Fannie Mae REMICS Series 2018-74 MI(d)		4.5000	10/25/48	108,286
669,343	Fannie Mae REMICS Series 2019-44 IC(d)		3.5000	08/25/49	111,796
263,385	Fannie Mae REMICS Series 2021-27 GI(d)		4.5000	05/25/51	60,728
1,224,333	Fannie Mae REMICS Series 2020-10 S(b),(d)	US0001M + 6.050%	2.4640	05/25/59	92,716
25,448	Freddie Mac REMICS Series 2433 SA(b)	US0001M + 20.930%	12.0580	02/15/32	27,828
1,320,719	Freddie Mac REMICS Series 5112 IB(d)		6.5000	05/15/32	191,873
76,442	Freddie Mac REMICS Series 4325 GI(d)		3.5000	04/15/33	2,570
264,348	Freddie Mac REMICS Series 4394 BI(d)		5.5000	07/15/37	42,320
165,250	Freddie Mac REMICS Series 4419 EI(d)		6.0000	10/15/37	18,928
4,531,084	Freddie Mac REMICS Series 4669 TI(b),(d)	US0001M + 6.100%	0.1000	09/15/40	11,451
1,000,485	Freddie Mac REMICS Series 3935 SH(b),(d)	US0001M + 6.600%	3.1880	12/15/40	33,071
82,365	Freddie Mac REMICS Series 3772 SA(b)	US0001M + 14.910%	4.6740	12/15/40	57,137
209,834	Freddie Mac REMICS Series 4493 HI(d)		3.0000	06/15/41	6,953
220,450	Freddie Mac REMICS Series 4076 SW(b),(d)	US0001M + 6.050%	2.6380	07/15/42	22,490
102,250	Freddie Mac REMICS Series 4139 PO(g)		—	08/15/42	61,728
289,641	Freddie Mac REMICS Series 4091 ES(b),(d)	US0001M + 6.550%	3.1380	08/15/42	33,798
32,262	Freddie Mac REMICS Series 4681 LI(d)		3.5000	03/15/43	453
609,562	Freddie Mac REMICS Series 4197 IG(d)		4.0000	04/15/43	86,437
129,990	Freddie Mac REMICS Series 4558 DI(d)		3.5000	07/15/43	3,309
12,248,266	Freddie Mac REMICS Series 4765 SI(b),(d)		0.2070	08/15/44	118,687
363,492	Freddie Mac REMICS Series 4416 DS(b),(d)	US0001M + 6.100%	2.6880	12/15/44	31,561
327,782	Freddie Mac REMICS Series 4480 IN(d)		4.0000	03/15/45	46,022
368,424	Freddie Mac REMICS Series 4473 AS(b),(d)	US0001M + 5.600%	2.1880	05/15/45	24,623
117,245	Freddie Mac REMICS Series 4591 QI(d)		3.5000	04/15/46	17,067
934,677	Freddie Mac REMICS Series 4583 ST(b),(d)	US0001M + 6.000%	2.5880	05/15/46	94,926
829,001	Freddie Mac REMICS Series 4699 NI(d)		4.0000	12/15/46	131,521
236,384	Freddie Mac REMICS Series 4792 AI(d)		4.0000	05/15/48	41,547
1,268,770	Freddie Mac REMICS Series 4827 BI(d)		4.5000	09/15/48	238,197

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.9% (Continued)
409,821	Freddie Mac REMICS Series 5093 NI(d)		4.0000	08/25/49	$90,063
942,982	Freddie Mac REMICS Series 5022 IO(d)		3.0000	09/25/50	137,370
541,596	Freddie Mac REMICS Series 5023 MI(d)		3.0000	10/25/50	97,661
545,705	Freddie Mac REMICS Series 5086 IW(d)		3.0000	03/25/51	72,593
368,200	Freddie Mac REMICS Series 5082 HI(d)		3.0000	03/25/51	44,681
1,136,290	Freddie Mac REMICS Series 5086 HI(d)		4.5000	03/25/51	229,793
1,179,345	Freddie Mac REMICS Series 5103 IH(d)		4.0000	05/25/51	220,391
1,567,967	Freddie Mac REMICS Series 5174 NI(d)		3.5000	12/25/51	281,799
370,475	Freddie Mac REMICS Series 4291 MS(b),(d)	US0001M + 5.900%	2.4880	01/15/54	27,101
74,690	Freddie Mac Strips Series 202 IO(d)		6.5000	04/01/29	10,560
660,877	Freddie Mac Strips Series 256 50(d)		5.0000	06/15/38	101,699
226,365	Freddie Mac Strips Series 303 181(b),(d)		4.5000	12/15/39	30,967
222,854	Freddie Mac Strips Series 303 175(b),(d)		4.5000	12/15/40	34,502
310,134	Freddie Mac Strips Series 303 141(b),(d)		4.5000	01/15/43	54,679
637,390	Freddie Mac Strips Series 324 C24(d)		5.0000	12/15/43	122,925
701,757	Freddie Mac Strips Series 365 C10(d)		3.5000	06/15/49	156,069
56,422	Government National Mortgage Association Series 2011-157 AI(d)		4.0000	12/16/26	2,481
711,991	Government National Mortgage Association Series 2021-78 QI(d)		5.0000	05/20/34	103,906
3,305,200	Government National Mortgage Association Series 2009-87 IW(b),(d)	US0001M + 6.850%	3.3610	07/20/34	218,409
8,635,373	Government National Mortgage Association Series 2014-94 JI(b),(d)	US0001M + 6.700%	0.1500	09/16/34	53,633
917,856	Government National Mortgage Association Series 2007-26 SD(b),(d)	US0001M + 6.800%	3.3880	05/16/37	135,517
5,492,334	Government National Mortgage Association Series 2017-60 SA(b),(d)	US0001M + 6.690%	3.2010	10/20/37	350,803
1,674,077	Government National Mortgage Association Series 2008-60 SH(b),(d)	US0001M + 6.150%	2.7380	07/16/38	71,238
961,047	Government National Mortgage Association Series 2017-88 IB(d)		5.5000	02/20/39	166,061
636,001	Government National Mortgage Association Series 2009-61 AS(b),(d)	US0001M + 6.100%	2.6110	03/20/39	10,799
98,791	Government National Mortgage Association Series 2009-117 SC(b),(d)	US0001M + 6.500%	3.0880	08/16/39	306
870,923	Government National Mortgage Association Series 2009-69 IV(d)		5.5000	08/20/39	137,248
2,879,060	Government National Mortgage Association Series 2010-29 SA(b),(d)	US0001M + 6.550%	3.0610	10/20/39	300,208
420,565	Government National Mortgage Association Series 2013-90 AI(d)		3.5000	10/20/39	22,046
192,271	Government National Mortgage Association Series 2010-98 YS(b),(d)	US0001M + 6.600%	3.1110	12/20/39	396
861,403	Government National Mortgage Association Series 2017-60 SU(b),(d)	US0001M + 6.400%	2.9880	01/16/40	65,627
1,009,282	Government National Mortgage Association Series 2013-20 IM(d)		5.0000	04/20/40	182,354
1,452,667	Government National Mortgage Association Series 2017-160 TI(b),(d)		0.5000	06/20/40	25,258
1,312,662	Government National Mortgage Association Series 2010-133 SB(b),(d)	US0001M + 6.020%	2.6080	10/16/40	107,023

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.9% (Continued)
253,897	Government National Mortgage Association Series 2019-22 HI(d)		5.0000	10/16/40	$26,121
2,413,290	Government National Mortgage Association Series 2010-166 SA(b),(d)	US0001M + 6.050%	2.6380	12/16/40	183,370
369,881	Government National Mortgage Association Series 2012-69 QI(d)		4.0000	03/16/41	49,815
302,009	Government National Mortgage Association Series 2011-68 EI(d)		6.0000	04/20/41	42,730
309,337	Government National Mortgage Association Series 2013-75 GI(d)		3.0000	06/20/41	10,010
1,018,214	Government National Mortgage Association Series 2015-44 AI(d)		3.0000	08/20/41	26,080
316,600	Government National Mortgage Association Series 2012-108 PS(b),(d)	US0001M + 6.750%	3.3380	03/16/42	29,472
1,248,150	Government National Mortgage Association Series 2013-4 ID(d)		5.5000	05/16/42	264,873
249,442	Government National Mortgage Association Series 2012-149 GI(d)		5.0000	07/20/42	27,653
437,482	Government National Mortgage Association Series 2012-98 HS(b),(d)	US0001M + 6.000%	2.5110	08/20/42	37,614
1,024,587	Government National Mortgage Association Series 2012-126 IO(d)		3.5000	10/20/42	157,311
533,542	Government National Mortgage Association Series 2012-140 IC(d)		3.5000	11/20/42	78,017
318,942	Government National Mortgage Association Series 2012-149 CS(b),(d)	US0001M + 6.200%	2.7110	12/20/42	19,261
88,934	Government National Mortgage Association Series 2013-5 BI(d)		3.5000	01/20/43	16,097
445,791	Government National Mortgage Association Series 2013-20 KI(d)		5.0000	01/20/43	59,095
1,526,975	Government National Mortgage Association Series 2013-144 AS(b),(d)	US0001M + 6.750%	3.2610	03/20/43	26,503
454,214	Government National Mortgage Association Series 2013-82 IG(d)		3.5000	05/20/43	73,941
698,864	Government National Mortgage Association Series 2019-22 EI(b),(d)		1.0000	07/20/43	17,588
89,986	Government National Mortgage Association Series 2013-103 DS(b),(d)	US0001M + 6.150%	2.6610	07/20/43	7,510
429,716	Government National Mortgage Association Series 2013-189 PS(b),(d)	US0001M + 6.150%	2.6610	07/20/43	45,487
782,548	Government National Mortgage Association Series 2013-122 SB(b),(d)	US0001M + 6.100%	2.6880	08/16/43	65,352
11,592,920	Government National Mortgage Association Series 2019-21 SI(b),(d)		0.2630	10/20/43	102,836
309,989	Government National Mortgage Association Series 2014-132 SL(b),(d)	US0001M + 6.100%	2.6110	10/20/43	14,041
185,947	Government National Mortgage Association Series 2013-181 SA(b),(d)	US0001M + 6.100%	2.6110	11/20/43	17,904
4,239	Government National Mortgage Association Series 2014-127 IB(d)		3.5000	04/20/44	8
410,287	Government National Mortgage Association Series 2014-91 SB(b),(d)	US0001M + 5.600%	2.1880	06/16/44	30,657
125,713	Government National Mortgage Association Series 2014-133 BS(b),(d)	US0001M + 5.600%	2.1110	09/20/44	9,817
622,496	Government National Mortgage Association Series 2019-22 SA(b),(d)	US0001M + 5.600%	2.1110	02/20/45	57,420
228,652	Government National Mortgage Association Series 2017-99 DI(d)		4.0000	07/20/45	20,212
737,708	Government National Mortgage Association Series 2017-112 KI(d)		4.5000	08/20/45	117,657
900,814	Government National Mortgage Association Series 2016-163 KI(d)		6.0000	08/20/45	131,463
501,133	Government National Mortgage Association Series 2017-130 LI(d)		4.5000	10/16/45	53,497
2,647,292	Government National Mortgage Association Series 2019-22 CI(b),(d)	US0001M + 31.250%	1.0000	10/20/45	159,358
344,117	Government National Mortgage Association Series 2015-179 GS(b),(d)	US0001M + 6.750%	3.2610	12/20/45	38,823

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.9% (Continued)
78,264	Government National Mortgage Association Series 2019-10 JI(d)		4.5000	03/20/46	$597
122,745	Government National Mortgage Association Series 2016-54 PI(d)		3.0000	04/20/46	4,445
355,537	Government National Mortgage Association Series 2016-46 IO(d)		3.5000	04/20/46	56,927
110,689	Government National Mortgage Association Series 2017-101 ID(d)		4.5000	04/20/46	11,329
221,008	Government National Mortgage Association Series 2016-81 IO(d)		4.0000	06/20/46	42,888
1,092,123	Government National Mortgage Association Series 2016-121 JS(b),(d)	US0001M + 6.100%	2.6110	09/20/46	88,466
376,110	Government National Mortgage Association Series 2016-116 IJ(d)		3.5000	09/20/46	45,443
211,616	Government National Mortgage Association Series 2019-11 MI(d)		5.0000	11/20/46	13,794
207,065	Government National Mortgage Association Series 2017-114 CI(d)		3.5000	03/20/47	19,729
14,844	Government National Mortgage Association Series 2017-141 ID(d)		3.5000	07/20/47	1,753
419,239	Government National Mortgage Association Series 2018-18 BI(d)		4.0000	11/20/47	51,381
953,970	Government National Mortgage Association Series 2017-179 KS(b),(d)	US0001M + 6.200%	2.7110	12/20/47	94,961
159,084	Government National Mortgage Association Series 2017-179 WI(d)		5.0000	12/20/47	32,062
355,394	Government National Mortgage Association Series 2018-1 IP(d)		3.5000	01/20/48	41,865
22,736,941	Government National Mortgage Association Series 2020-86 TK(b),(d)	US0001M + 6.200%	0.1500	08/20/48	123,846
227,476	Government National Mortgage Association Series 2018-120 JI(d)		5.5000	09/20/48	34,530
324,453	Government National Mortgage Association Series 2018-154 IT(d)		5.5000	10/20/48	62,238
541,826	Government National Mortgage Association Series 2019-6 SA(b),(d)	US0001M + 6.050%	2.5610	01/20/49	45,190
325,439	Government National Mortgage Association Series 2019-18 CS(b),(d)	US0001M + 6.050%	2.5610	02/20/49	18,760
1,181,431	Government National Mortgage Association Series 2020-47 MI(d)		3.5000	04/20/50	192,903
489,675	Government National Mortgage Association Series 2020-127 IN(d)		2.5000	08/20/50	72,415
787,092	Government National Mortgage Association Series 2020-167 NS(b),(d)	US0001M + 6.300%	2.8110	11/20/50	80,494
1,811,167	Government National Mortgage Association Series 2021-131 IN(d)		2.5000	07/20/51	203,040
2,508,985	Government National Mortgage Association Series 2022-10 ID(d)		3.0000	08/20/51	314,256
3,103,270	Government National Mortgage Association Series 2019-H16 CI(b),(d)		3.0140	10/20/69	188,192
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $26,219,212)				13,023,748

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 45.3%
	AEROSPACE & DEFENSE — 0.5%
500,000	Howmet Aerospace, Inc.		5.1250	10/01/24	495,388

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 45.3% (Continued)
	ASSET MANAGEMENT — 3.2%
730,000	Ares Capital Corporation		4.2500	03/01/25	$684,506
1,301,000	FS KKR Capital Corporation		4.1250	02/01/25	1,216,856
1,662,000	Icahn Enterprises, LP / Icahn Enterprises		4.7500	09/15/24	1,619,636
					3,520,998
	AUTOMOTIVE — 6.0%
150,000	Ford Motor Credit Company, LLC		3.3700	11/17/23	145,136
890,000	Ford Motor Credit Company, LLC		3.8100	01/09/24	860,602
1,655,000	Ford Motor Credit Company, LLC		5.5840	03/18/24	1,636,984
400,000	Ford Motor Credit Company, LLC		4.6870	06/09/25	381,013
1,400,000	Ford Motor Credit Company, LLC		5.1250	06/16/25	1,356,865
1,435,000	Ford Motor Credit Company, LLC		3.3750	11/13/25	1,304,451
373,000	Harley-Davidson Financial Services, Inc.(a)		3.3500	02/15/23	370,822
500,000	Volkswagen Group of America Finance, LLC(a)		4.2500	11/13/23	493,971
					6,549,844
	BANKING — 9.7%
500,000	Bank of America Corporation(b)	US0003M + 0.790%	3.0040	12/20/23	498,206
100,000	BNP Paribas S.A.(a)		4.3750	09/28/25	93,039
1,234,000	BPCE S.A.(a)		5.1500	07/21/24	1,190,090
2,308,000	Citigroup, Inc.(b)	US0003M + 4.068%	5.9500	07/30/2167	2,296,460
955,000	Credit Agricole S.A.(a)		4.3750	03/17/25	896,735
3,704,000	First Citizens BancShares, Inc.(a),(b)	US0003M + 3.972%	7.2650	06/15/2170	3,680,850
500,000	JPMorgan Chase & Company(b)	US0003M + 0.730%	3.5590	04/23/24	495,189
1,200,000	Societe Generale S.A.(a)		4.2500	04/14/25	1,112,341
250,000	Wells Fargo & Company Class MTN(b)	SOFRRATE + 1.600%	1.6540	06/02/24	244,237
					10,507,147
	BIOTECH & PHARMA — 2.3%
1,714,000	Teva Pharmaceutical Finance Netherlands III BV		2.8000	07/21/23	1,668,776
900,000	Teva Pharmaceutical Finance Netherlands III BV		6.0000	04/15/24	892,274
					2,561,050
	COMMERCIAL SUPPORT SERVICES — 1.0%
1,090,000	Aramark Services, Inc.(a)		6.3750	05/01/25	1,081,160

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 45.3% (Continued)
	CONTAINERS & PACKAGING — 0.4%
465,000	Ball Corporation		4.0000	11/15/23	$456,804

	DIVERSIFIED INDUSTRIALS — 1.8%
2,000,000	General Electric Company Series D(b)	US0003M + 3.330%	6.6230	06/15/2169	1,935,000

	ELECTRIC UTILITIES — 2.0%
650,000	Electricite de France S.A.(b)	USSW10 + 3.709%	5.2500	07/20/2170	612,581
1,400,000	Electricite de France S.A.(a),(b)	USSW10 + 3.041%	5.6250	07/22/2170	1,233,218
387,000	Pennsylvania Electric Company(a)		4.1500	04/15/25	367,952
					2,213,751
	FORESTRY, PAPER & WOOD PRODUCTS — 0.7%
775,000	Carter Holt Harvey Ltd.©,(h)		9.5000	12/01/24	753,262

	INSTITUTIONAL FINANCIAL SERVICES — 2.1%
2,025,000	Bank of New York Mellon Corporation (The) Series H(b)	H15T5Y + 3.352%	3.7000	03/20/2170	1,777,790
75,000	Goldman Sachs Group, Inc. (The)(b)	SOFRRATE + 0.538%	0.6270	11/17/23	74,808
500,000	Morgan Stanley MTN(b)	SOFRRATE + 0.455%	0.5290	01/25/24	492,529
					2,345,127
	LEISURE FACILITIES & SERVICES — 0.4%
395,000	Carnival Corporation		7.2000	10/01/23	395,663

	OIL & GAS PRODUCERS — 1.6%
250,000	DCP Midstream Operating, LP		3.8750	03/15/23	248,736
300,000	DCP Midstream Operating, LP(a),(b)	US0003M + 3.850%	5.8500	05/21/43	290,680
500,000	Energy Transfer Operating, LP		4.2000	09/15/23	493,702
750,000	Plains All American Pipeline, LP / PAA Finance		3.8500	10/15/23	737,254
					1,770,372
	REAL ESTATE INVESTMENT TRUSTS — 2.9%
150,000	American Tower Trust #1(a)		3.0700	03/15/23	148,677
500,000	Office Properties Income Trust		4.2500	05/15/24	454,167
2,042,000	Service Properties Trust		4.6500	03/15/24	1,925,808
657,000	VICI Properties, LP / VICI Note Company, Inc.(a)		4.6250	06/15/25	617,015
					3,145,667

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 45.3% (Continued)
	RETAIL - DISCRETIONARY — 1.4%
1,688,000	Penske Automotive Group, Inc.		3.5000	09/01/25	$1,571,430

	SPECIALTY FINANCE — 3.5%
780,000	AerCap Ireland Capital DAC / AerCap Global		4.8750	01/16/24	765,683
500,000	Capital One Financial Corporation(b)	SOFRRATE + 0.690%	1.3430	12/06/24	473,663
1,000,000	Credit Acceptance Corporation(a)		5.1250	12/31/24	941,090
1,000,000	ILFC E-Capital Trust I(a),(b)	US0003M + 1.550%	5.1150	12/21/65	612,500
1,055,000	OneMain Finance Corporation		6.1250	03/15/24	1,032,296
					3,825,232
	TELECOMMUNICATIONS — 2.7%
825,000	Sprint Corporation		7.8750	09/15/23	839,857
250,000	Sprint Corporation		7.1250	06/15/24	252,917
1,940,000	Telecom Italia SpA(a)		5.3030	05/30/24	1,828,450
					2,921,224
	TRANSPORTATION & LOGISTICS — 3.1%
1,488,595	American Airlines 2015-2 Class B Pass Through		4.4000	09/22/23	1,428,785
805,530	American Airlines Pass Through Trust Series 2013-2 Class A		4.9500	01/15/23	797,451
1,350,000	Delta Air Lines, Inc.		2.9000	10/28/24	1,278,005
					3,504,241
	TOTAL CORPORATE BONDS (Cost $52,472,835)				49,553,360

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 8.3%
	COMMERCIAL SUPPORT SERVICES — 2.4%
2,630,573	Aramark Services, Inc.(b)	US0001M + 2.500%	5.6150	04/01/28	2,601,255

	LEISURE FACILITIES & SERVICES — 1.0%
992,386	Carnival Corporation(b)	US0001M + 3.000%	5.8770	06/30/25	934,083
249,375	Scientific Games Corporation(b)	TSFR1M + 3.000%	6.4020	04/07/29	246,622
					1,180,705
	RETAIL - DISCRETIONARY — 0.9%
990,000	Great Outdoors Group, LLC(b)	US0001M + 3.750%	6.8650	03/05/28	935,055

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	TERM LOANS — 8.3% (Continued)
	SEMICONDUCTORS — 0.4%
500,000	MKS Instruments, Inc.(b)	TSFR1M + 2.250%	6.3170	04/11/29	$490,670

	TRANSPORTATION & LOGISTICS — 3.6%
1,000,000	AAdvantage Loyalty IP Ltd.(b)	US0001M + 4.750%	7.4600	03/10/28	991,965
997,500	Air Canada(b)	US0001M + 3.500%	6.4210	07/27/28	975,784
1,972,469	United Airlines, Inc.(b)	US0001M + 3.750%	8.1080	04/14/28	1,930,692
					3,898,441
	TOTAL TERM LOANS (Cost $9,351,627)				9,106,126

	TOTAL INVESTMENTS - 99.4% (Cost $130,552,329)				$108,838,039
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%				628,746
	NET ASSETS - 100.0%				$109,466,785

CLO	- Collateralized Loan Obligation

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

REMIC	- Real Estate Mortgage Investment Conduit

S.A.	- Société Anonyme

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

TSFR1M	TSFR1M

TSFR3M	TSFR3M

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

USSW10	USD SWAP SEMI 30/360 10Y

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2022 the total market value of 144A securities is 40,048,479 or 36.6% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(c)	Illiquid security. The total fair value of these securities as of October 31, 2022 was $2,709,850, representing 2.5% of net assets.

(d)	Interest only securities.

(e)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at October 31, 2022.

(f)	Percentage rounds to less than 0.1%.

(g)	Zero coupon bond.

(h)	Fair value based on significant unobservable inputs.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2022

ASSETS
Investment securities:
At cost	$130,552,329
At fair value	$108,838,039
Cash	791,396
Dividends and interest receivable	1,002,693
Deposits with brokers	574,127
Receivable for Fund shares sold	122,152
Prepaid expenses and other assets	25,071
TOTAL ASSETS	111,353,478

LIABILITIES
Payable for securities purchased	124,503
Payable for Fund shares redeemed	1,538,922
Investment advisory fees payable	93,159
Payable to related parties	80,977
Distribution (12b-1) fees payable	763
Accrued expenses and other liabilities	48,369
TOTAL LIABILITIES	1,886,693
NET ASSETS	$109,466,785

Composition of Net Assets:
Paid in capital	$140,492,837
Accumulated losses	(31,026,052)
NET ASSETS	$109,466,785

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
October 31, 2022

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,027,295
Shares of beneficial interest outstanding (a)	237,845
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.52
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$9.04

Class C Shares:
Net Assets	$318,923
Shares of beneficial interest outstanding (a)	37,404
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.53

Class I Shares:
Net Assets	$107,120,567
Shares of beneficial interest outstanding (a)	12,562,196
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.53

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2022

INVESTMENT INCOME
Dividends	$555,435
Interest	5,074,341
TOTAL INVESTMENT INCOME	5,629,776

EXPENSES
Investment advisory fees	975,975
Distribution (12b-1) fees:
Class A	13,638
Class C	5,073
Administration fees	224,850
Transfer agent fees	149,759
Registration fees	67,525
Third party administration servicing fees	61,548
Accounting services fees	43,843
Custodian fees	32,743
Legal fees	25,141
Printing and postage expenses	24,999
Compliance officer fees	23,740
Audit fees	22,900
Insurance expense	18,250
Trustees fees and expenses	14,173
Other expenses	4,011
TOTAL EXPENSES	1,708,168
NET INVESTMENT INCOME	3,921,608

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(3,656,379)
Net realized gain from distributions by underlying investment companies	17,998
Net realized loss from futures contracts	(1,390,687)
Net change in unrealized depreciation on investments	(8,688,231)
Net change in unrealized appreciation on futures contracts	473,433
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(13,243,866)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,322,258)

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
FROM OPERATIONS
Net investment income	$3,921,608	$3,682,130
Net realized loss from investments	(3,656,379)	(2,349,467)
Net realized gain from distributions by underlying investment companies	17,998	—
Net realized loss from futures contracts	(1,390,687)	(918,092)
Net change in unrealized appreciation (depreciation) on investments	(8,688,231)	5,303,313
Net change in unrealized appreciation (depreciation) on futures contracts	473,433	(117,239)
Net increase (decrease) in net assets resulting from operations	(9,322,258)	5,600,645

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(131,426)	(344,765)
Class C	(9,090)	(31,373)
Class I	(3,555,707)	(5,548,180)
Total distributions to shareholders	(3,696,223)	(5,924,318)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	980,090	5,079,483
Class I	56,090,803	52,332,016
Net asset value of shares issued in reinvestment of distributions:
Class A	129,961	335,078
Class C	9,075	31,317
Class I	2,386,660	4,099,308
Payments for shares redeemed:
Class A	(6,622,727)	(8,250,716)
Class C	(307,252)	(563,747)
Class I	(65,762,084)	(85,340,970)
Net decrease in net assets from shares of beneficial interest	(13,095,474)	(32,278,231)

TOTAL DECREASE IN NET ASSETS	(26,113,955)	(32,601,904)

NET ASSETS
Beginning of the year	135,580,740	168,182,644
End of the year	$109,466,785	$135,580,740

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	October 31, 2022	October 31, 2021

SHARE ACTIVITY
Class A:
Shares Sold	105,118	532,659
Shares Reinvested	14,442	35,178
Shares Redeemed	(735,737)	(864,239)
Net decrease in shares of beneficial interest outstanding	(616,177)	(296,402)

Class C:
Shares Reinvested	1,017	3,286
Shares Redeemed	(34,382)	(59,101)
Net decrease in shares of beneficial interest outstanding	(33,365)	(55,815)

Class I:
Shares Sold	6,220,936	5,474,430
Shares Reinvested	268,321	429,934
Shares Redeemed	(7,292,434)	(8,940,395)
Net decrease in shares of beneficial interest outstanding	(803,177)	(3,036,031)

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.48	$9.51	$9.82	$10.29	$10.21
Activity from investment operations:
Net investment income (1)	0.25	0.22	0.23	0.26	0.23
Net realized and unrealized gain (loss) on investments (2)	(0.96)	0.11	(0.28)	(0.41)	0.10
Total from investment operations	(0.71)	0.33	(0.05)	(0.15)	0.33

Less distributions from:
Net investment income	(0.25)	(0.36)	(0.26)	(0.28)	(0.25)
Net realized gain(loss)	—	—	—	(0.04)	—
Total distributions	(0.25)	(0.36)	(0.26)	(0.32)	(0.25)
Net asset value, end of year	$8.52	$9.48	$9.51	$9.82	$10.29
Total return (3)	(7.54)%	3.50%	(0.49)%	(1.54)%	3.25%
Net assets, at end of year (000)s	$2,027	$8,096	$10,937	$26,760	$23,942
Ratio of gross expenses to average net assets (4)(5)(6)	1.64%	1.50%	1.47%	1.40%	1.46%
Ratio of net expenses to average net assets (5)(6)	1.64%	1.50%	1.47%	1.40%	1.38%
Ratio of net investment income to average net assets (5)(6)	2.75%	2.27%	2.33%	2.60%	2.25%
Portfolio Turnover Rate	44%	52%	33%	37%	50%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total return shown excludes the effect of applicable sales charges. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.48	$9.51	$9.82	$10.30	$10.22
Activity from investment operations:
Net investment income (1)	0.19	0.15	0.16	0.19	0.18
Net realized and unrealized gain (loss) on investments (2)	(0.96)	0.11	(0.28)	(0.43)	0.08
Total from investment operations	(0.77)	0.26	(0.12)	(0.24)	0.26

Less distributions from:
Net investment income	(0.18)	(0.29)	(0.19)	(0.20)	(0.18)
Net realized gain (loss)	—	—	—	(0.04)	—
Total distributions	(0.18)	(0.29)	(0.19)	(0.24)	(0.18)
Net asset value, end of year	$8.53	$9.48	$9.51	$9.82	$10.30
Total return (3)	(8.15)%	2.71%	(1.23)%	(2.34)%	2.59%
Net assets, at end of year (000)s	$319	$671	$1,203	$1,490	$799
Ratio of gross expenses to average net assets (4)(5)(6)	2.39%	2.25%	2.22%	2.15%	2.21%
Ratio of net expenses to average net assets (5)(6)	2.39%	2.25%	2.22%	2.15%	2.13%
Ratio of net investment income to average net assets (5)(6)	2.08%	1.51%	1.59%	1.88%	1.72%
Portfolio Turnover Rate	44%	52%	33%	37%	50%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.49	$9.51	$9.83	$10.30	$10.21
Activity from investment operations:
Net investment income (1)	0.30	0.24	0.25	0.29	0.26
Net realized and unrealized gain (loss) on investments (2)	(0.98)	0.12	(0.28)	(0.44)	0.10
Total from investment operations	(0.68)	0.36	(0.03)	(0.15)	0.36

Less distributions from:
Net investment income	(0.28)	(0.38)	(0.29)	(0.28)	(0.27)
Net realized gain(loss)	—	—	—	(0.04)	—
Total distributions	(0.28)	(0.38)	(0.29)	(0.32)	(0.27)
Net asset value, end of year	$8.53	$9.49	$9.51	$9.83	$10.30
Total return (3)	(7.28)%	3.87%	(0.34)%	(1.29)%	3.61%
Net assets, at end of year (000)s	$107,121	$126,814	$156,042	$291,140	$208,180
Ratio of gross expenses to average net assets (4)(5)(6)	1.39%	1.25%	1.22%	1.15%	1.21%
Ratio of net expenses to average net assets (5)(6)	1.39%	1.25%	1.22%	1.15%	1.13%
Ratio of net investment income to average net assets (5)(6)	3.24%	2.54%	2.59%	2.86%	2.54%
Portfolio Turnover Rate	44%	52%	33%	37%	50%

(1)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(2)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Ratio calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

See accompanying notes to financial statements.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2022

1.	ORGANIZATION

The Anfield Universal Fixed Income Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on June 28, 2013. The investment objective is to seek current income.

The Fund offers Class A, Class C, and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will pay a 1.00% sales charge on the purchase. Class C shares of the Fund are sold at NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees but have a higher minimum initial investment than Class A and Class C shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Exchange Traded Fund – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Valuation of Fund of Fund – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2022 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Closed End Fund	$204,726	$—	$—	$204,726
Exchange-Traded Fund	350,168	—	—	350,168
Open End Funds	8,023,529	—	—	8,023,529
Preferred Stocks	1,185,176	—	—	1,185,176
Asset Backed Securities	—	27,391,206	—	27,391,206
Collateralized Mortgage Obligations	—	13,023,748	—	13,023,748
Corporate Bonds	—	48,800,098	753,262	49,553,360
Term Loans	—	9,106,126	—	9,106,126
Total	$9,763,599	$98,321,178	$753,262	$108,838,039

*	Refer to the Schedule of Investments for classifications.

The following table presents changes in assets classified in Level 3 of the fair value hierarchy during the year ended attributable to the following:

Corporate Bonds
Beginning Balance November 1, 2021	$821,446
Total realized gain (loss)	—
Unrealized Appreciation	(89,607)
Cost of Purchases	—
Proceeds from Sales	—
Amortization	21,423
Net transfers in/out of level 3	—
Ending Balance October 31, 2022	$753,262

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of October 31, 2022:

Fair Value at October 31, 2022	Valuation Techniques	Unobservable Input	Impact to Valuation
$97.20 Per bond	Spread to comparable security adjusted for a fixed spread as of the last trade date.	340 basis point spread to comparable security with a rate of 4.875%.	These inputs included the discount rate or yield and the term to maturity used. Significant increases to the yield/discount rate would cause fair value to decrease; decreases to the yield/discount rate would cause fair value to increase.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Impact of Derivatives on the Statement of Assets and Liabilities and Statements of Operations

The derivative amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statements of Operations as of October 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Futures Contracts	Net realized loss from futures contracts;
Net change in unrealized appreciation on futures contracts

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended October 31, 2022:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
Derivative Investment		Total for the Year Ended
Type	Interest Rate Risk	October 31, 2022
Futures contracts	$(1,390,687)	$(1,390,687)

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
		Total for the Year Ended
Derivative Investment Type	Interest Rate Risk	October 31, 2022
Futures contracts	$473,433	$473,433

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Due from broker balance is comprised of margin balance held at the broker.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2019 to October 31, 2021 or expected to be taken in the Fund’s October 31, 2022 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	PRINCIPAL INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed in these Notes to Financial Statements. Please refer to the Fund’s prospectus and statement of additional information for further information regarding the risks associated with the Fund’s investments which include, but are not limited to: active trading risk, bank loan risk, cash positions risk, collateralized loan obligations risk, common stock risk, convertible securities risk, counterparty credit risk, credit risk, credit spread risk, currency risk, cybersecurity risk, derivatives risk, emerging markets risks, financial sector risk, fixed income securities risk, foreign (non-U.S.) investment risk, futures contract risk, gap risk, hedging transactions risk, high yield risk, index risk, interest rate risk, issuer-specific risk, investment companies and exchange-traded funds risks, leverage risk, LIBOR risk, liquidity risk, management risk, market risk, market events risk, MLP risk, mortgage-backed and asset-backed securities risk, odd lot risk, preferred securities risk, prepayment and extension risk, regulatory risk, sector risk, securities lending risk, short sales risk, swap risk, U.S. government securities risk, valuation risk, variable or floating rate securities and volatility risk.

Bank Loan Risk – The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.

Currency Risk – The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Counterparty Credit Risk – The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. The Adviser considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund enters into a transaction. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty risk.

Derivatives Risk – The derivative instruments in which the Fund may invest, including futures, options, credit default swaps, total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Fixed Income Securities Risk – Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. Risks associated with rising interest rates are heightened given that interest rates in the U.S. currently remain near historic lows. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening.

Foreign (non-U.S.) Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Investment Companies and Exchange-Traded Funds (“ETFs”) Risk – When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses including the management fees of the investment company or ETF in addition to those paid by the Fund. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments held by the investment company or ETF. The Fund also will incur brokerage costs when it purchases and sells ETFs. During periods of market volatility, inverse ETFs may not perform as expected.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

LIBOR Risk – The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced its intention to cease its active encouragement of banks to provide the quotations needed to sustain LIBOR after 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publication of certain LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining LIBOR settings on a representative basis after June 30, 2023. has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace U.S. dollar LIBOR. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or NAV. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and bond and other market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, including prepayment risk, extension risk, interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities. A systemic and persistent increase in interest rate volatility may also negatively impact a number of the Fund’s mortgage-backed and asset-backed securities holdings.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Odd Lot Risk – Bonds may be purchased and held as smaller sized bond positions known as “odd lots”. Pricing services generally value such securities based on bid prices for larger institutional sized bond positions known as “round lots”; and such round lot prices may reflect more favorable pricing than odd lot holdings. The Fund may purchase securities suitable for its investment strategies in odd lots. Special valuation considerations may apply with respect to the Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. The Fund may fair value a particular bond if the Adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. There can be no assurance that the Fund’s valuation procedures will result in pricing data that is completely congruent with prices that the Fund might obtain on the open market.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2022, amounted to $44,626,415 and $52,178,459, respectively.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Anfield Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets totaling $975,975 for the year ended October 31, 2022.

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses of the Fund, until at least March 1, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date such fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Prior to March 1, 2021, the expense limitations in effect for the Fund were 1.50%, 2.25% and 1.25% for Class A, Class C and Class I shares, respectively.

During the year ended October 31, 2022, the Adviser did not waive any fees or expenses. The Adviser can recoup waived and reimbursed expenses of $870 until October 31, 2024, pursuant to the Agreement.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor” and “NLD”), an affiliate of Ultimus Fund Solutions, LLC (“UFS”), to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Adviser.

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended October 31, 2022, the Distributor received $630 and $0 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $541 and $0 was retained by the principal underwriter for Class A and Class C shares, respectively.

Class C shares and Class I shares of the Fund are not subject to an initial sales charge.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”) – BluGiant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from UFS under the administrative servicing agreement.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. As of October 31, 2022, value by net unrealized aggregate cost for federal tax purposes is $130,648,366 and differs from market appreciation (depreciation) consisted of:

Gross unrealized appreciation:	$1,004,813
Gross unrealized depreciation:	(22,815,140)
Net unrealized depreciation:	$(21,810,327)

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2022	October 31, 2021
Ordinary Income	$3,696,223	$5,924,318
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$3,696,223	$5,924,318

As of October 31, 2022, the components of accumulated deficit on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$416,637	$—	$—	$(9,632,362)	$—	$(21,810,327)	$(31,026,052)

Anfield Universal Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for perpetual bonds.

At October 31, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$1,113,900	$8,518,462	$9,632,362	$—

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2022, TD Ameritrade and Charles Schwab & Co., Inc. were the record owners of 35.23% and 31.83% of the Fund’s outstanding shares, respectively. TD Ameritrade and Charles Schwab & Co. may be the beneficial owner of some or all of the shares for the Fund or may hold the shares for the benefit of others. As a result, TD Ameritrade and Charles Schwab & Co. may be deemed to control the Fund, respectively. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Two Roads Shared Trust and the Shareholders of Anfield Universal Fixed Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Anfield Universal Fixed Income Fund (the “Fund”), one of the funds constituting the Two Roads Shared Trust (the “Trust”), including the schedule of investments, as of October 31 2022, the related statements of operations, changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended October 31, 2021 and the financial highlights for the each of the four years in the period ended October 31, 2021 were audited by other auditors whose report, dated December 28, 2021, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

December 27, 2022

We have served as the auditor of one or more Regent Park Funds, LLC investment companies since 2022.

Anfield Universal Fixed Income Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2022

As a shareholder of Anfield Universal Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Anfield Universal Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 through October 31, 2022.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Anfield Universal Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	5/1/22	10/31/22	5/1/22 – 10/31/22	5/1/22 – 10/31/22
Class A	$1,000.00	$960.00	$8.10	1.64%
Class C	1,000.00	956.40	11.79	2.39
Class I	1,000.00	961.50	6.85	1.39

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period
(5% return before expenses)	5/1/22	10/31/22	5/1/22 – 10/31/22	5/1/22 – 10/31/22
Class A	$1,000.00	$1,016.94	$8.34	1.64%
Class C	1,000.00	1,013.16	12.13	2.39
Class I	1,000.00	1,018.22	7.05	1.39

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Anfield Universal Fixed Income Fund
ADDITIONAL INFORMATION (Unaudited)
October 31, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended October 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2022

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008), Independent Director, OCHEE LP (2021-present)	8	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); iCapital KKR Private Markets Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and OHA CLO Enhanced Equity II Genpar LLP (since 2021)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012);Senior Vice President –Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 –2011)	8	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iCapital KKR Private Markets Fund (since 2014);previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman,McGowan PLLC (legal services)(Since 2016);	8	iCapital KKR Private Markets Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean and Professor (since 2019) of Chicago-Kent College of Law, Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	8	iCapital KKR Private Markets Fund (since 2014); Centerstone Investors Trust (2016-2021)

*	Information is as of October 31, 2022.

**	As of October 31, 2022, the Trust was comprised of 25 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for Anfield Diversified Alternatives ETF, Anfield Dynamic Fixed Income ETF, Anfield U.S. Equity Sector Rotation ETF, APEX Healthcare ETF and Regents Park Hedged Market Strategy ETF, each of which is advised by the Adviser and sub-advised by the Fund’s Sub-Adviser; Anfield Universal Fixed Income ETF, which is advised by the Fund’s Sub-Adviser; and Affinity World Leaders Equity ETF, which is advised by the Adviser.

10/31/22 – Two Roads v2

Anfield Universal Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2022

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Ultimus Fund Solutions LLC	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Timothy Burdick Year of Birth: 1986	Vice President Since Aug. 2022 Secretary Since Aug. 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 –present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 –2022); Senior Program Compliance Manager, CJ Affiliate (2016 –2019).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 -present)	N/A	N/A

*	Information is as of October 31, 2022.

**	As of October 31, 2022, the Trust was comprised of 25 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for Anfield Diversified Alternatives ETF, Anfield Dynamic Fixed Income ETF, Anfield U.S. Equity Sector Rotation ETF, APEX Healthcare ETF and Regents Park Hedged Market Strategy ETF, each of which are advised by the Adviser and sub-advised by the Fund’s Sub-Adviser; Anfield Universal Fixed Income ETF, which is advised by the Fund’s Sub-Adviser; and Affinity World Leaders Equity ETF, which is advised by the Adviser.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-866-4848.

10/31/22 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-866-4848.

Adviser
Anfield Capital Management, LLC
4041 MacArthur Blvd., Suite 155
Newport Beach, CA 92660

Administrator
Ultimus Fund Solutions
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such an offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

AUF-AR22

(b) Not applicable

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2022	2021
Anfield Universal Fixed Income Fund	$20,000	$25,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2022	2021
Anfield Universal Fixed Income Fund	$4,100	$3,500

(d)	All Other Fees – None
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2021 and 2022 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)       Not applicable.

(i)            Not applicable

(j)            Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer/President,
Date: January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer/President,
Date: January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer/Treasurer
Date: January 9, 2023